UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2022
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
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DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02......Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 14, 2022, Masimo Corporation (“Masimo” or the “Company”) entered into the Second Amendment to the Company’s November 4, 2015 Amended and Restated Employment Agreement (the “Second Amendment”) with Joe Kiani, Masimo’s Chairman and Chief Executive Officer. The Second Amendment modified the Amended and Restated Employment Agreement entered into between Masimo and Mr. Kiani on November 4, 2015 (the “Initial Agreement”), as amended by the First Amendment to Amended and Restated Employment Agreement entered into between Masimo and Mr. Kiani on July 27, 2017 (the “First Amendment,” and the Initial Agreement, as amended by the First Amendment, the “Agreement”). The Agreement was amended following numerous meetings of the Compensation Committee of Masimo’s Board of Directors, including meetings with the Compensation Committee’s independent compensation consultant.
The Second Amendment provides that the 2.7 million restricted stock units granted to Mr. Kiani pursuant to the Initial Agreement will vest in full upon the termination of Mr. Kiani’s employment with the Company pursuant to Mr. Kiani’s death or disability.
The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to: (1) the Initial Agreement, which was filed as Exhibit 10.1 to Masimo’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2015; (2) the First Amendment, which was filed as Exhibit 10.1 to Masimo’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2017; and (3) the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, each of which are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
99.1	Second Amendment to November 4, 2015 Amended and Restated Employment Agreement, dated January 14, 2022, by and between Masimo Corporation and Joe Kiani
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: January 14, 2022	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)